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                           ONE GROUP(R) MUTUAL FUNDS

                         Supplement dated June 21, 2001
                      to Prospectus dated November 1, 2000

     A special meeting of shareholders of One Group Mutual Funds will be held on Friday, September 14, 2001 at 10:00 a.m., Eastern Time. The special meeting is being held to vote on proposals to amend or eliminate certain fundamental policies concerning diversification, investments in bonds and government securities, purchases of common stocks and voting securities, and the ability of the Funds to borrow money and make loans. Shareholders also will vote on any other business as may properly come before the special meeting or any adjournment thereof.

     Only shareholders of record at the close of business on June 15, 2001 are entitled to vote at the special meeting. Accordingly, investors who were not shareholders of record at the close of business on June 15, 2001 will not be entitled to notice of, or vote at, this special meeting. Shareholders in the One Group Health Sciences Fund are not being asked to vote on any of the proposals. If approved, each proposal will be effective November 1, 2001. Shareholders will be notified only if the proposals are not approved.

     For more information on each proposal, please visit www.onegroup.com or call One Group Mutual Funds at 1-800-480-4111.

TOG-F-SUPP2